SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 1, 2011

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of Incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 1, 2011, Corinthian Colleges, Inc. (“Corinthian” or the “Company”) issued a press release announcing financial results for its first quarter ended December 31, 2010. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 28, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Corinthian Colleges, Inc. (the “Company”) approved an executive bonus arrangement for Jack D. Massimino, the Company’s Chief Executive Officer, for the Company’s fiscal year ending June 30, 2011, pursuant to the Company’s 2003 Performance Award Plan, as amended and restated. This bonus arrangement sets the bonus targets and the performance criteria upon which Mr. Massimino’s fiscal 2011 bonus will be based. The performance criteria for Mr. Massimino, who is a “named executive officer” of the Company, include regulatory compliance requirements and an operating profit target for the Company. Among other criteria, regulatory compliance includes meeting certain student outcome objectives. The Committee reviewed the chief executive officer compensation structures of peer companies both within and outside of private sector education to determine Mr. Massimino’s total compensation package. Based upon this review, the Committee set Mr. Massimino’s target bonus for fiscal year 2011 at 115% of his base salary.

The foregoing summary of the executive bonus arrangements for Mr. Massimino is qualified in its entirety by reference to the texts of the Form of Executive Bonus Plan and the Form of Executive Bonus Plan Schedule, copies of which were attached as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

February 1, 2011	/S/ KENNETH S. ORD
Kenneth S. Ord Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release of the Company issued February 1, 2011, announcing financial results.

10.1	Form of Executive Bonus Plan (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2010).

10.2	Form of Executive Bonus Plan Schedule (incorporated by reference to Exhibit 10.2 to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2010).